Event after the reporting period	12 Months Ended
Dec. 31, 2019
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Event after the reporting period
25. Event after the reporting period

In the period since 31 December 2019, the emergence and spread of Covid-19 has impacted the Group and its clients. The coronavirus pandemic is adversely affecting and is expected to continue to adversely affect our business, revenues, results of operations, financial condition and prospects.

The Group has approximately £2.0 billion of undrawn credit facilities at 31 December 2019 and has supported this by further action to maintain liquidity, including the suspension of share buybacks and the 2019 final dividend. On working capital, we are constantly reviewing cash outflows and receipts to monitor our position. We are continuing to work closely with our clients to ensure timely payment for the services we have provided in line with contractual commitments. Cost reduction and cash conservation measures have also been taken, including the freezing of new hires, 20% salary and fee sacrifice for the CEO, Board members, Executive committee members and employees earning above certain thresholds. Additionally, savings have been identified on property and IT capital expenditure.

Close to 95% of our people are remote working and maintaining services to our clients and using creativity to support clients to adjust their communications, and support governments and NGOs in mitigating the impact of Covid-19.